Exhibit 99.2

Pledge Agreement

THIS PLEDGE AGREEMENT (this "Agreement"), dated October 29, 2004, is among ISLE OF CAPRI CASINOS, INC., a Delaware corporation (the "Lender"), FLORIDA GAMING CORPORATION, a Delaware corporation (the "Pledgor"), and, solely with respect to the guaranty of the Lenders obligations under this Agreement and the Note (defined below), FLORIDA GAMING CENTERS, INC., a Delaware corporation and wholly-owned subsidiary of the Pledgor.

W I T N E S S E T H:

WHEREAS, pursuant to a Secured Promissory Note as of even date herewith (as amended, supplemented or otherwise modified from time to time, the "Note"), by the Pledgor in favor of the Lender, the Lender has made a loan to the Pledgor;

WHEREAS, the obligations of the Pledgor are to be secured pursuant to this Agreement;

WHEREAS, the Pledgor has obtained a release of the Collateral (defined below) from Freedom Financial Corporation, an Indiana corporation ("Freedom Financial"); and

WHEREAS, it is a condition precedent to the making of the loan described above that the Pledgor execute and deliver this Agreement.

NOW, THEREFORE, for and in consideration of any loan, advance or other financial accommodation heretofore or hereafter made to the Pledgor under or in connection with the Note, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.  Definitions. When used herein, (a) the capitalized terms used but not defined herein have the meanings assigned to such terms in the Note and (b)the following terms have the following meanings (such meanings to be applicable to both the singular and plural forms of such terms):

"Collateral" has the meaning set forth in Section 2 hereof. "Event of Default" has the meaning set forth in the Note.
"Liabilities" means all obligations (monetary or otherwise) of the Pledgor under the Note.

2.  Pledge. As security for the payment and performance of the Liabilities, the Pledgor hereby pledges to the Lender, and grants to the Lender a continuing security interest in (a) 1,000 shares of capital stock (the "Subsidiary Stock"), of Florida Gaming Centers, Inc., a Delaware corporation and a wholly owned subsidiary of the Pledgor (the " Subsidiary"), which constitute all of the issued and outstanding shares of Subsidiary Stock notwithstanding anything to the contrary in that Security Agreement, dated November 24, 1998, by and between Freedom Financial and the Pledgor, (b) all other property hereafter delivered to the Lender in substitution for or in addition to any of the foregoing, including, without limitation, all certificates and instruments representing or evidencing such other property, and all cash, securities, interest, distributions, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof and (c) all products and proceeds of all of the foregoing. All of the foregoing are herein collectively called the " Collateral ".

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The Pledgor agrees to deliver to the Lender, promptly upon receipt and in due form for transfer (i.e., endorsed in blank or accompanied by stock powers or other similar endorsement executed in blank), any Collateral which may at any time or from time to time be in or come into the possession or control of the Pledgor; and prior to the delivery thereof to the Lender, such Collateral shall be held by the Pledgor separate and apart from its other property and in express trust for the Lender.

3.   Warranties; Covenants and Further Assurances. The Pledgor warrants to the Lender that: (a) the Pledgor is (or at the time of any future delivery, pledge, assignment or transfer thereof will be) the lawful, legal, beneficial and equitable owner of all of the Collateral free and clear of all Liens of every description whatsoever other than the security interest created hereunder, with full right, power, authority and capacity to pledge the Collateral to the Lender hereunder; (b) the pledge and delivery of the Collateral pursuant to this Agreement will create a valid, perfected, first priority security interest in the Collateral in favor of the Lender, free of any adverse claims; (c) all of the shares of Subsidiary Stock have been duly authorized and are validly issued, fully paid and non-assessable; and (d) all documentary, stamp or other taxes or fees owing in connection with the transfer and/or pledge of the shares of Subsidiary Stock have been paid in full and will hereafter be paid by the Pledgor as such become due and payable.

So long as any of the Liabilities shall be outstanding, the Pledgor (i) shall not, without the express prior written consent of the Lender, sell, assign, exchange, pledge or grant a security interest in or otherwise transfer, encumber, or grant any option, warrant or other right to purchase any shares of Subsidiary Stock or any of the Subsidiaries Assets, or otherwise diminish or impair any of its rights in, to or under any of the Collateral; (ii) shall execute such Uniform Commercial Code financing statements and other documents (and pay the costs of filing and recording or refiling and re-recording the same in all public offices deemed necessary or appropriate by the Lender) and do such other acts and things, all as the Lender may from time to time reasonably request, to establish and maintain a valid, perfected, first priority security interest in the Collateral (free of all other liens, claims and rights of third parties whatsoever), to secure the performance and payment of the Liabilities; and (iii) will execute and deliver to the Lender such stock powers and similar documents relating to the Collateral, satisfactory in form and substance to the Lender, as the Lender may reasonably request.

Pledgor additionally represents and warrants to the Lender that this Agreement has been, and all of the documents to be delivered by Pledgor hereunder and under the Note will be, authorized and properly executed and constitutes, or will constitute, the legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability. The Pledgor has delivered to the Lender certified resolutions evidencing the authority granted by board of directors of the Pledgor for the transactions contemplated hereby and by the Note.

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4.  Holding in Name of Lender. The Lender may from time to time after the occurrence and during the continuance of an Event of Default, without notice to the Pledgor, but subject to any law applicable to the ownership of the Common Stock, take all or any of the following actions: (a) transfer all or any part of the Collateral into the name of the Lender or any nominee or sub-agent for the Lender, with or without disclosing that such Collateral is subject to the lien and security interest hereunder, (b) appoint one or more sub-agents or nominees for the purpose of retaining physical possession of the Collateral, (c) notify the parties obligated on any of the Collateral to make payment to the Lender of any amounts due or to become due thereunder, (d) endorse any checks, drafts or other writings in the name of the Pledgor to allow collection of the Collateral, (e) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto and (f) take control of any proceeds of the Collateral.

5.  Voting Rights, Dividends, etc. (a) Notwithstanding certain provisions of Section 2 or Section 4 hereof, so long as the Lender has not properly given the notice referred to in paragraph (b) below:

A.  The Pledgor shall be entitled to exercise any and all voting or consensual rights and powers and stock purchase or subscription rights (but any such exercise by the Pledgor of stock purchase or subscription rights may be made only from funds of the Pledgor not comprising part of the Collateral) relating or pertaining to the Collateral or any part thereof for any purpose; provided, however, that the Pledgor agrees that it will not exercise any such right or power in any manner which would materially adversely impair the value of the Collateral or any part thereof or violate any provision of the Note.

B.  The Pledgor shall be entitled to receive and retain any and all lawful distributions or dividends payable in respect of the Collateral which are paid in cash by the Subsidiary, but all dividends and distributions in respect of the Collateral or any part thereof made in shares of Subsidiary Stock, whether resulting from a subdivision, combination or reclassification of Collateral or any part thereof or received in exchange for Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which the Subsidiary may be a party or otherwise or as a result of any exercise of any stock purchase or subscription right, shall be and become part of the Collateral hereunder and, if received by the Pledgor, shall be forthwith delivered to the Lender in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers executed in blank or other similar endorsement) to be held for the purposes of this Agreement.

C.  The Lender shall execute and deliver, or cause to be executed and delivered, to the Pledgor, all such proxies, powers of attorney, dividend orders and other instruments as the Pledgor may request for the purpose of enabling the Pledgor to exercise the rights and powers which it is entitled to exercise pursuant to clause (A) above and to receive the distributions or dividends which it is authorized to retain pursuant to clause (B) above.

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(b)  Upon notice from the Lender after the occurrence and during the continuance of an Event of Default, and so long as the same shall be continuing, all rights and powers which the Pledgor is entitled to exercise pursuant to Section 5(a)(A) hereof, and all rights of the Pledgor to receive and retain distributions or dividends pursuant to Section 5(a)(B) hereof, shall forthwith cease, and all such rights and powers shall thereupon become vested in the Lender which shall have, during the continuance of such Event of Default, the sole and exclusive authority to exercise such rights and powers and to receive such distributions or dividends. Any and all money and other property paid over to or received by the Lender pursuant to this paragraph (b) shall be retained by the Lender as additional Collateral hereunder and applied in accordance with the provisions hereof, except that, to the extent such amounts are cash or cash equivalents, they shall be promptly applied to any amounts owing under the Note.

6.  Event of Default; Remedies. Whenever an Event of Default shall exist, the Lender may exercise from time to time any rights and remedies available to it under the Uniform Commercial Code as in effect in Delaware or otherwise available to it, as well as any other rights and remedies provided for herein. Without limiting the foregoing, whenever an Event of Default shall have occurred and be continuing the Lender (a) may, to the fullest extent permitted by applicable law (including any law applicable to the ownership of the Common Stock), without notice, advertisement, hearing or process of law of any kind, (i) sell any or all of the Collateral, free of all rights and claims of the Pledgor therein and thereto, at any public or private sale or brokers' board and (ii) bid for and purchase any or all of the Collateral at any such public sale and (b) shall have the right, for and in the name, place and stead of the Pledgor, to execute endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral. The Pledgor hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or process of law in connection with the exercise by the Lender of any of its rights and remedies during the continuance of an Event of Default. Any notification of intended disposition of any of the Collateral shall be deemed reasonably and properly given if given at least ten (10) days before such disposition. Any proceeds of any of the Collateral may be applied by the Lender to the payment of expenses in connection with the Collateral, including, without limitation, reasonable attorneys' fees and legal expenses, and any balance of such proceeds may be applied by the Lender toward the payment of such of the Liabilities, and in such order of application, as the Lender may from time to time elect (and, after payment in full of all Liabilities, any excess shall be delivered to the Pledgor or as a court of competent jurisdiction shall direct).

The Lender is hereby authorized to comply with any limitation or restriction in connection with any sale of Collateral as it may be advised by counsel is necessary in order to (a) avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers and/or further restrict such prospective bidders or purchasers to persons or entities who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral) or (b) obtain any required approval of the sale or of the purchase by any governmental regulatory authority or official, and the Pledgor agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner and that the Lender shall not be liable or accountable to the Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

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7.  General. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if it takes such action for that purpose as the Pledgor shall request in writing, but failure of the Lender to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Lender to preserve or protect any rights with respect to the Collateral against prior parties, or to do any act with respect to preservation of the Collateral not so requested by the Pledgor, shall be deemed a failure to exer cise reasonable care in the custody or preservation of any Collateral. The Lender shall not have any duty to take any steps to preserve rights in the Collateral against prior parties and shall have no duty with respect to redemptions, conversions, exercises or tenders of the Collateral.

Any notice or other communication provided for or required by this Agreement shall be in writing and shall be delivered by hand, by air courier service, by certified or registered mail, return receipt requested, postage prepaid, or by facsimile transmission followed by delivery of the hard copy of such communication by air courier service or mail as aforesaid, addressed to the person to whom such notice is intended to be given at the address set forth on the signature page hereto or at such other address as may have been previously furnished in writing to the other person.

The Pledgor agrees to pay all expenses (including, without limitation, reasonable attorney's fees and legal expenses) paid or incurred by the Lender in successfully enforcing this Agreement against the Pledgor.

No delay on the part of the Lender in exercising any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement shall be effective unless the same shall be in writing and signed and delivered by the Lender, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

This Agreement shall be construed in accordance with and governed by the internal laws of the State of Delaware, except to the extent that the validity or perfection of the security interest hereunder, or any remedy hereunder, in respect of any particular Collateral is governed by the laws of a jurisdiction other than the State of Delaware.

This Agreement shall remain in full force and effect until the Liabilities have been paid in full. If at any time all or any part of any payment theretofore applied by the Lender to the Liabilities is or must be rescinded or returned by the Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Pledgor), such liability shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Lender, and this Agreement shall continue to be effective or be reinstated, as the case may be, as to such liability, all as though such application by the Lender had not been made.

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All obligations of the Pledgor and all rights, powers and remedies of the Lender expressed herein are in addition to all other rights, powers and remedies possessed by them, including, without limitation, those provided by applicable law or in any other written instrument or agreement relating to any of the Liabilities or any security therefor.

Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

The use of the masculine, feminine or neuter gender herein shall not limit any provision of this Agreement or the Note.

Section captions used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

This Agreement shall be binding upon the Pledgor and the Lender and their respective heirs, representatives, successors and assigns, and shall inure to the benefit of the Pledgor and the Lender and the successors and assigns of the Lender. Except as required by applicable law, the Pledgor shall not assign its rights or duties hereunder without the prior written consent of Lender.

This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed an original but all such counterparts shall together constitute but one and the same Agreement.

At the option of the Lender, this Agreement, or a carbon, photographic or other reproduction of this Agreement or of any Uniform Commercial Code financing statement covering the Collateral or any portion thereof, shall be sufficient as a Uniform Commercial Code financing statement and may be filed as such.

ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE PAYEE OR THE PAYOR SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF FLORIDA LOCATED IN PALM BEACH COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF FLORIDA; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE PAYEE'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE PAYOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF FLORIDA LOCATED IN PALM BEACH COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF FLORIDA FOR THE PURPOSE OF SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE PAYOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF FLORIDA. THE PAYOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH HE MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGH T IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

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THE PAYOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS HE MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE OR ANY OTHER DOCUMENT RELATED HERETO, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE PAYOR OR THE PAYEE.

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IN WITNESS WHEREOF, this Pledge Agreement has been duly executed and delivered as of the day and year first written above.

PLEDGOR:

FLORIDA GAMING CORPORATION
By:  /s/ W. Bennett Collett
Name: W. Bennett Collett
Title: Chairman and Chief Executive Officer

Address:

2669 Charlestown Road, Suite D
New Albany, Indiana 47150
Attn: W. Bennett Collett
Phone:  (812) 945-7211
Fax:       (812) 945-7717

LENDER:

ISLE OF CAPRI CASINOS, INC.

By:  /s/ Timothy M. Hinkley
Name: Timothy M. Hinkley
Title: President

Address:

Isle of Capri Casinos, Inc.
1641 Popps Ferry Road
Biloxi, Mississippi 39532
Attn: Allan Solomon
Phone:  (___) ___-____
Fax:        (___)___-____

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From and after the date hereof, the undersigned FLORIDA GAMING CENTERS, INC., a Delaware corporation and wholly-owned subsidiary of the Pledgor, hereby irrevocably and unconditionally guarantees the payment and performance by Pledgor of its liabilities and obligations under this Agreement and under the Note (the "Guaranteed Obligations"). This is an absolute and unconditional guaranty of payment and performance and not of collection.

FLORIDA GAMING CENTERS, INC.

By: /s/ W. Bennett Collett
Name: W. Bennett Collett
Title: Chairman and Chief Executive Officer

Address:

2669 Charlestown Road, Suite D
New Albany. Indiana 47150
Attn: W. Bennett Collett
Phone:  (812) 945-7211
Fax:       (812) 945-7717

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